ING PRIME RATE TRUST

(“Trust”)

Supplement dated October 18, 2012

to the Trust’s Prospectuses dated June 29, 2012

6,393.995 Shares of Beneficial Interest

On October 15, 2012 the Trust sold 6,393.995 shares of beneficial interest of the Trust through the Trust’s Shareholder Investment Program pursuant to a Distribution Agreement with ING Investments Distributor, LLC (“IID”) at a sales price of $6.048 per share.

Gross Proceeds	$38,670.88
Commission to IID	$0.00
Net Proceeds to Trust	$38,670.88

On October 15, 2012 the last day of the corresponding pricing period, the last reported sales price of the Shares on the New York Stock Exchange was $6.03.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE